UBS Investment Trust

Prospectus & SAI Supplement

UBS Investment Trust

UBS U.S. Allocation Fund

Supplement to the Prospectus and the Statement of Additional Information, each dated December 29, 2014

March 31, 2015

Dear Investor,

The purpose of this supplement is to update information regarding the portfolio managers of UBS U.S. Allocation Fund (the "fund"), a series of UBS Investment Trust. Effective March 27, 2015, Jon Adams is no longer a portfolio manager of the fund.

Accordingly, effective as of March 27, 2015, the Prospectus and the SAI are hereby revised as follows:

All references and disclosure related to Jon Adams as a portfolio manager of the fund are removed.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-710